UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒       Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DATASCOPE CORP.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
PARCHE, LLC
RCG ENTERPRISE, LTD
RCG STARBOARD ADVISORS, LLC
RAMIUS CAPITAL GROUP, L.L.C.
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
DAVID DANTZKER, M.D.
WILLIAM J. FOX
MARK R. MITCHELL
PETER A. FELD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

SUPPLEMENT DATED NOVEMBER 28, 2007 TO THE PROXY STATEMENT
DATED NOVEMBER 2, 2007

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

GENERAL INFORMATION

The members of the Ramius Group, including Mark R. Mitchell and Peter A. Feld, are mailing this supplement to you in connection with the supplement to the proxy statement of Datascope Corp., a Delaware corporation (“Datascope” or the “Company”), relating to Datascope’s 2007 annual meeting of stockholders (the “Annual Meeting”).  On or about November 26, 2007, Datascope mailed a supplement to its proxy statement to stockholders in order to include an additional proposal to be voted upon at the Annual Meeting concerning the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008 (“Proposal No. 2”).

The Ramius Group is seeking your support to elect its two highly qualified, independent director nominees, David Dantzker, M.D. and William J. Fox, at the Annual Meeting.  Dr. Dantzker and Mr. Fox are committed to working on behalf of all stockholders to provide improved Board oversight, higher standards of corporate governance and proper management accountability at Datascope.  The Ramius Group is deeply concerned that the current Board and management may not be operating the Company with the best interests of stockholders in mind.  For these reasons and the additional reasons presented in the Ramius Group’s proxy statement dated November 2, 2007, we strongly urge you, if you have not done so already, to vote for the Ramius Group’s director nominees using the enclosed WHITE proxy card and not to return any proxy card you have received from the Company.

Other than information concerning Proposal No. 2, there is no new information for consideration by stockholders.  Please note that neither the record date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”) nor the Annual Meeting date has changed.  The Annual Meeting is still scheduled to be held at 11:00 a.m., local time, on December 20, 2007, at the Company’s offices located at 800 MacArthur Boulevard, Mahwah, New Jersey 07430.  All previously submitted proxy cards remain valid.  This supplement is being mailed to stockholders of record of the Company commencing on or about November 29, 2007.  YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES OR GIVEN YOUR PROXY AND DO NOT WISH TO VOTE FOR PROPOSAL NO. 2. STOCKHOLDERS WHO HAVE ALREADY VOTED OR GIVEN A PROXY AND WHO WISH TO VOTE FOR PROPOSAL NO. 2 SHOULD FOLLOW THE PROCEDURES DESCRIBED BELOW UNDER “VOTING AND PROXY PROCEDURES; REVOCATION OF PROXIES.”

SUPPLEMENTAL PROXY INFORMATION

Except as specifically modified or supplemented by the information contained in this supplement, all information set forth in Starboard’s proxy statement dated November 2, 2007 remains applicable.

PROPOSAL NO. 2

COMPANY PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
REGISTERED ACCOUNTING FIRM

As discussed in further detail in the supplement to the Company’s proxy statement, the Company is asking stockholders to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008.

While the Ramius Group makes no recommendation on Proposal No. 2, we do not object to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2008.

VOTING AND PROXY PROCEDURES; REVOCATION OF PROXIES

Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, (i) will be voted FOR the election of Dr. Dantzker and Mr. Fox (collectively, the “Ramius Nominees”) to the Company’s board of directors (ii) will ABSTAIN from voting on Proposal No. 2 and (iii) will be voted in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect the Ramius Nominees.  The enclosed WHITE proxy card may only be voted for the Ramius Nominees and does not confer voting power with respect to the Company’s nominees.  Accordingly, you will not have the opportunity to vote for any of Datascope’s nominees.  You can only vote for Datascope’s nominees by signing and returning a proxy card provided by Datascope.  Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  The participants in this solicitation intend to vote all of their shares in favor of the Ramius Nominees.

PREVIOUSLY SUBMITTED PROXY CARDS REMAIN VALID. YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES OR GIVEN YOUR PROXY AND DO NOT WISH TO VOTE FOR PROPOSAL NO. 2.

Stockholders of Datascope may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth below or to Datascope at 14 Philips Parkway, Montvale, New Jersey 07645, or any other address provided by Datascope.  Although a revocation is effective if delivered to Datascope, the Ramius Group requests that either the original or photostatic copies of all revocations be mailed to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth below so that the Ramius Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding shares represented thereby.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Ramius Nominees.

If you have any questions or require any additional information concerning this supplement, please contact Innisfree M&A Incorporated at the address set forth below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Stockholders Call Toll-Free at: (888) 750-5834
Banks and Brokers Call Collect at: (212) 750-5833

DATASCOPE CORP.

2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE RAMIUS GROUP

THE BOARD OF DIRECTORS OF DATASCOPE CORP.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Mark R. Mitchell and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Datascope Corp. (“Datascope” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Stockholders of the Company scheduled to be held at 11:00 a.m., local time, on December 20, 2007, at the Company’s offices located at 800 MacArthur Boulevard, Mahwah, New Jersey 07430, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Ramius Group a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE RAMIUS GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL NO.1

Proposal  No. 1 – The Ramius Group’s Proposal to Elect David Dantzker, M.D. and William J. Fox as Class I Directors of the Company.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: David Dantzker, M.D. William J. Fox	[ ]	[ ]	[ ] ________________

Proposal  No. 2 –  Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RAMIUS GROUP MAKES NO RECOMMENDATION ON PROPOSAL NO. 2

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.